QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 12, 2003

UGC Europe, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	005-55939	20-0173340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237
(Address of Principal Executive Office)

(303) 220-4204
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        On November 12, 2003, UnitedGlobalCom, Inc. ("United"), the majority stockholder of UGC Europe, Inc. (the "Company"), announced amended terms of its exchange offer for all of the outstanding publicly held shares of the Company not owned by United or its subsidiaries. On that day, a Special Committee of the Company's board of directors issued a press release, a copy of which is attached hereto as Exhibit 99.1, in which it stated that it is supportive of the revisions to the terms of the exchange offer announced by United. The Special Committee noted that in the next few days United would be filing its third quarter financial statements and other documents in connection with the exchange offer and the revised terms. Thereafter, the Special Committee expects to announce its definitive position on the revised exchange offer and, until such time, urges the Company's stockholders to refrain from tendering their shares.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Press release of the special committee of the board of directors of the Company dated November 12, 2003.
99.2	Press release of the Company, dated November 13, 2003 announcing its operating and financial results for the third quarter ended September 30, 2003.

Item 12. Results of Operations and Financial Condition.

        On November 13, 2003, the Company issued a press release announcing its operating and financial results for the third quarter ended September 30, 2003. A copy of the press release is included herewith as Exhibit 99.2.

        LIMITATION ON INCORPORATION BY REFERENCE. In accordance with General Instruction B.6 of Form 8-K, the information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

        CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS. Except for historical information contained in the press release attached as Exhibit 99.2 (the "Earnings Press Release") hereto, the Earnings Press Release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements. The Company acknowledges that the "safe harbor" for forward-looking statements does not apply to statements concerning the exchange offer.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGC EUROPE, INC.
By:	/s/ MICHAEL T. FRIES Michael T. Fries President & Chief Operating Officer

November 13, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of the special committee of the board of directors of the Company dated November 12, 2003.
99.2	Press release of the Company, dated November 13, 2003 announcing its operating and financial results for the third quarter ended September 30, 2003.

QuickLinks

  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX